                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    February 12, 1999


                            NIPSCO INDUSTRIES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)



        Indiana                          1-9779                   35-1719974
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)



801 E. 86th Avenue, Merrillville, Indiana                              46410
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (219) 853-5200
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following exhibits are filed herewith:

1.1 Underwriting Agreement, dated February 9, 1999 among NIPSCO Industries, Inc., NIPSCO Capital Markets, Inc., NIPSCO Capital Trust I, and
        Lehman Brothers Inc., Goldman Sachs & Co. and Morgan Stanley & Co. Incorporated, as Underwriters

3.1 Amended and Restated By-Laws of NIPSCO Industries, Inc. Effective January 30, 1999

4.1 Form of First Supplemental Indenture among NIPSCO Capital Markets, Inc., NIPSCO Industries, Inc., and The Chase Manhattan Bank, as Trustee

4.2 Form of Purchase Contract Agreement by and between NIPSCO Industries, Inc., and The Chase Manhattan Bank, as Purchase Contract Agent

4.3 Form of Pledge Agreement among NIPSCO Industries, Inc., The First National Bank of Chicago, as Collateral Agent and Securities Intermediary, and The Chase Manhattan Bank, as Purchase Contract Agent

4.4 Form of Remarketing Agreement among NIPSCO Industries, Inc., NIPSCO Capital Markets, Inc., NIPSCO Capital Trust I, and Lehman Brothers Inc., as Remarketing Agent

4.5 Form of Certificate Evidencing Corporate PIES (included as Exhibit A to Exhibit 4.2 filed herewith)

4.6 Form of Certificate Evidencing Treasury PIES (included as Exhibit B to Exhibit 4.2 filed herewith)

4.7     Form of Certificate Evidencing 5.90% Senior Debenture due 2005

8.1     Tax Opinion of Schiff Hardin & Waite

12.1    Statement regarding Computation of Ratio of Earnings to Fixed Charges

23.1    Consent of Arthur Andersen LLP (incorporated by reference to Exhibit
        23.1 to the Current Report on Form 8-K of NIPSCO Industries, Inc. dated February 8, 1999)

23.2 Consent of Schiff Hardin & Waite (included in the tax opinion filed as Exhibit 8.1)

                                   SIGNATURE


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NIPSCO INDUSTRIES, INC.
                                            (Registrant)


Dated: February 12, 1999               By:  /s/ Nina M. Rausch
                                           -------------------------------------
                                           Name:  Nina M. Rausch
                                           Title: Secretary

                                 EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
1.1                 Underwriting Agreement dated February 9, 1999 among NIPSCO
                    Industries, Inc., NIPSCO Capital Markets, Inc., NIPSCO
                    Capital Trust I, and Lehman Brothers Inc., Goldman Sachs &
                    Co. and Morgan Stanley & Co. Incorporated, as Underwriters

3.1                 Amended and Restated By-Laws of NIPSCO Industries, Inc.
                    Effective January 30, 1999


4.1                 Form of First Supplemental Indenture among NIPSCO Capital
                    Markets, Inc., NIPSCO Industries, Inc., and The Chase
                    Manhattan Bank, as Trustee

4.2                 Form of Purchase Contract Agreement by and between NIPSCO
                    Industries, Inc. and The Chase Manhattan Bank, as Purchase
                    Contract Agent

4.3                 Form of Pledge Agreement among NIPSCO Industries, Inc.,
                    The First National Bank of Chicago, as Collateral Agent and Securities Intermediary, and The Chase Manhattan Bank, as Purchase Contract Agent

4.4                 Form of Remarketing Agreement among NIPSCO Industries, Inc.,
                    NIPSCO Capital Markets, Inc., NIPSCO Capital Trust I, and
                    Lehman Brothers Inc., as Remarketing Agent

4.5                 Form of Certificate Evidencing Corporate PIES (included as
                    Exhibit A to Exhibit 4.2 filed herewith)

4.6                 Form of Certificate Evidencing Treasury PIES (included as
                    Exhibit B to Exhibit 4.2 filed herewith)

4.7 Form of Certificate Evidencing 5.90% Senior Debenture due 2005

8.1                 Tax Opinion of Schiff Hardin & Waite

12.1                Statement regarding Computation of Ratio of Earnings to
                    Fixed Charges

23.1                Consent of Arthur Andersen LLP (incorporated by reference to
                    Exhibit 23.1 to the Current Report on Form 8-K of NIPSCO
                    Industries, Inc. dated February 8, 1999)

23.2 Consent of Schiff Hardin & Waite (included in the tax opinion filed as Exhibit 8.1)

